                       CREDIT SUISSE WARBURG PINCUS FUNDS
                       ----------------------------------
                                                   CREDIT|ASSET
                                                   SUISSE|MANAGEMENT


                                   SEMIANNUAL
                                     REPORT

                                  JUNE 30, 2001
                                   (UNAUDITED)


                      CREDIT SUISSE WARBURG PINCUS TRUST --
                         INTERNATIONAL EQUITY PORTFOLIO







Credit Suisse Warburg Pincus Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

More complete information about the Trust, including charges and expenses and, when applicable, the special considerations and risks associated with international investing, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Warburg Pincus Trust, P.O. Box 9030, Boston, MA 02205-9030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3147. The Trust is advised by Credit Suisse Asset Management, LLC.

THE PORTFOLIO'S INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS.

THE VIEWS OF THE PORTFOLIO'S MANAGEMENT ARE AS OF THE DATE OF THE LETTER AND THE PORTFOLIO HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF JUNE 30, 2001; THESE VIEWS AND PORTFOLIO HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

CREDIT SUISSE WARBURG PINCUS TRUST - INTERNATIONAL EQUITY PORTFOLIO SEMIANNUAL INVESTMENT ADVISER'S REPORT
June 30, 2001


                                                                  August 2, 2001
Dear Shareholder:

   For the six months ended June 30, 2001, Credit Suisse Warburg Pincus
Trust - International Equity Portfolio* (the "Portfolio") had a loss of 15.94%, vs. a loss of 13.51% for the Morgan Stanley Capital International All Country World Excluding the U.S. Index.** The Portfolio's one-year return through June 30, 2001 was -31.74%. Its five-year and since-inception (on June 30, 1995) average annual total returns through June 30, 2001 were -0.31% and 2.52%, respectively.

   The period was a very difficult one for foreign stock markets, hampered along with U.S. stocks by a slowing global economy and by negative earnings announcements. Despite a more-favorable backdrop for interest rates, and occasional market rallies, investors ultimately shunned risk in all forms. Technology and telecommunications shares fared the worst, though few sectors were spared the selloff on a global basis.

   The Portfolio was hurt by the broad decline in foreign equities, and by weakness in certain holdings. Stocks that hurt the Portfolio included Canadian technology names and European industrial-type holdings. The Portfolio's Asian technology stocks also hampered its showing for the six months, though a number of these finished the period on a strong note. Stocks that were relatively good performers for the Portfolio included specific media, consumer and financial-services names.

   In terms of regional emphasis, we had a modest underweighting in Europe during much of the period. While we continued to view a number of these stocks as attractive on a company-specific basis, we also saw an uncertain economic and profit intermediate-term outlook, with Europe increasingly threatened by a slowing U.S. economy.

   Regarding Europe's longer-term prospects, we are considerably more optimistic. We believe that a favorable combination of tax reductions and other reforms (most specifically, labor and pension reforms) augurs well for Europe as an asset class over the next few years and beyond. Such reforms fueled the impressive investment results delivered by U.S. stocks over the past decade, and a blossoming equity culture in Europe stands to benefit patient investors exposed to the region.

   Our country emphasis in Europe was largely unchanged. We continued to favor France, the U.K. and Germany (which remains on target to phase in corporate tax reform, whereby businesses can sell unwanted holdings without punitive capital-gains liabilities). Despite our increased exposure to emerging markets elsewhere, we continued to avoid Eastern/Central European markets, viewing them as expensive on a risk-vs.-reward basis.

   We increased our weighting in Japan. Certainly, Japan's economy could remain lackluster for several quarters, and there is political risk with new leadership taking the reins (for the same reason, we see upside potential as well). But valuations here are compelling in our view, both compared to Japanese valuations historically and to valuations elsewhere currently. Our recent purchases have included technology, consumer and non-bank financial stocks.

   Elsewhere of note, we added to our positions in South Korea and Taiwan, ending the period with overweightings in each. These moves reflected our more-favorable longer-term outlook on emerging equity markets in general. We also increased our position in Singapore.

   In terms of sector emphasis - an ever-more critical factor in international investing - our most noteworthy move was to reduce our overall technology weighting. Though we purchased certain Asian technology names in the period, we believe that the group will be quite volatile over the intermediate term. We are heavily researching technology and telecom stocks at present. We think that the group as a whole has yet to reach bottom, but we want to be armed when we deem these stocks poised for a longer-term rebound.

   Looking ahead, while the pace of negative earnings revisions appears to be slowing somewhat, we feel that there is little current evidence of a sustained upturn. Companies around the world increasingly tell us that they have "no visibility" or that "orders have been pushed out." This suggests that a general economic recovery - which could yet emerge as 2001 proceeds, thanks to the aggressive monetary easing in the U.S. - might well be delayed.

   We therefore believe that the overall economic data will remain weak for at least a few months more. However, we also believe that the current market environment - characterized by volatility and confusion - provides ample opportunity to add value via individual stock selection. We will continue to attempt to unearth and purchase attractively valued securities of businesses with significant longer-term recovery potential. Our investment management professionals have spent a good portion of their time this year overseas, prospecting for compelling investments. We have all witnessed downturns before, and we are being very careful not to get too pessimistic.


Vincent J. McBride          Nancy Nierman             P. Nicholas Edwards
Co-Portfolio Manager        Co-Portfolio Manager      Co-Portfolio Manager

   INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS.

---------
* Name changed from Warburg Pincus Trust - International Equity Portfolio effective May, 1, 2001.

** The Morgan Stanley Capital International All Country World Excluding the U.S.
   Index is a market-capitalization-weighted index of companies listed on stock exchanges outside of the United States.

CREDIT SUISSE WARBURG PINCUS TRUST - INTERNATIONAL EQUITY PORTFOLIO SCHEDULE OF INVESTMENTS
June 30, 2001 (Unaudited)

                                                                           NUMBER OF
                                                                             SHARES        VALUE
                                                                             ------        -----
COMMON STOCKS (87.2%)
AUSTRALIA (1.6%)
AIRLINES (1.6%)
    Qantas Airways, Ltd.                                                   3,660,100   $ 6,509,067
                                                                                       -----------
    TOTAL AUSTRALIA                                                                      6,509,067
                                                                                       -----------
BRAZIL (0.5%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.5%)
    Embratel Participacoes SA ADR                                            256,400     1,917,872
                                                                                       -----------
    TOTAL BRAZIL                                                                         1,917,872
                                                                                       -----------
CANADA (2.7%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.2%)
    AXXENT, Inc. Class B (1,2)                                               601,100             0
    BCE, Inc.                                                                180,600     4,843,578
                                                                                       -----------
                                                                                         4,843,578
                                                                                       -----------
INTERNET SOFTWARE & SERVICES (0.5%)
    Wysdom, Inc.(1)                                                          504,000     1,915,200
                                                                                       -----------
SOFTWARE (1.0%)
    Descartes Systems Group, Inc.(1)                                         225,490     4,117,351
                                                                                       -----------
    TOTAL CANADA                                                                        10,876,129
                                                                                       -----------
DENMARK (3.2%)
COMMERCIAL SERVICES & SUPPLIES (1.5%)
    ISS AS                                                                   102,700     6,014,576
                                                                                       -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.7%)
    TDC A/S                                                                  189,300     6,823,972
                                                                                       -----------
    TOTAL DENMARK                                                                       12,838,548
                                                                                       -----------
FINLAND (1.0%)
PAPER & FOREST PRODUCTS (1.0%)
    Stora Enso Oyj                                                           360,000     3,900,985
                                                                                       -----------
    TOTAL FINLAND                                                                        3,900,985
                                                                                       -----------
FRANCE (12.1%)
BANKS (1.9%)
    BNP Paribas SA                                                            89,715     7,807,645
                                                                                       -----------
CONSTRUCTION & ENGINEERING (1.7%)
    Vinci                                                                    106,800     6,803,613
                                                                                       -----------
ELECTRICAL EQUIPMENT (1.2%)
    Alstom                                                                   178,100     4,954,426
                                                                                       -----------
ENERGY EQUIPMENT & SERVICES (0.9%)
    Coflexip SA                                                                6,500       978,929
    Coflexip SA ADR                                                           35,200     2,588,608
                                                                                       -----------
                                                                                         3,567,537
                                                                                       -----------
MEDIA (4.9%)
    Havas Advertising SA                                                     369,900     4,070,892
                                                                                       -----------

                See Accompanying Notes to Financial Statements.

                                                                           NUMBER OF
                                                                             SHARES        VALUE
                                                                             ------        -----
    Lagardere Groupe SCA                                                     180,900   $ 8,514,815
    Vivendi Universal SA                                                     120,400     7,017,659
                                                                                       -----------
                                                                                        19,603,366
                                                                                       -----------
METALS & MINING (1.5%)
    Pechiney SA Class A                                                      119,548     6,072,331
                                                                                       -----------
    TOTAL FRANCE                                                                        48,808,918
                                                                                       -----------
GERMANY (3.6%)
ELECTRIC UTILITIES (1.0%)
    RWE AG                                                                    99,300     3,934,205
                                                                                       -----------
INSURANCE (2.6%)
    Hannover Rueckversicherungs AG                                            27,590     2,147,659
    Muenchener Rueckversicherungs-Gesellschaft AG                             29,300     8,222,673
                                                                                       -----------
                                                                                        10,370,332
                                                                                       -----------
    TOTAL GERMANY                                                                       14,304,537
                                                                                       -----------
INDIA (0.2%)
IT CONSULTING & SERVICES (0.2%)
    NIIT, Ltd.                                                                84,745       687,136
                                                                                       -----------
    TOTAL INDIA                                                                            687,136
                                                                                       -----------
ITALY (3.7%)
ENERGY EQUIPMENT & SERVICES (0.7%)
    Saipem SpA                                                               513,750     2,813,960
                                                                                       -----------
INSURANCE (1.5%)
    Riunione Adriatica di Sicurta SpA                                        476,700     5,859,676
                                                                                       -----------
TRANSPORTATION INFRASTRUCTURE (1.5%)
    Concessioni e Costruzioni Autostrade SpA                                 944,400     6,132,156
                                                                                       -----------
    TOTAL ITALY                                                                         14,805,792
                                                                                       -----------
JAPAN (18.8%)
BEVERAGES (2.0%)
    Asahi Breweries, Ltd.                                                    724,000     8,121,487
                                                                                       -----------
DIVERSIFIED FINANCIALS (5.0%)
    Acom Co., Ltd.                                                            44,200     3,902,014
    Aiful Corp.                                                               36,700     3,310,533
    Daiwa Securities Group, Ltd.                                             547,000     5,723,703
    Orix Corp.                                                                73,600     7,158,432
                                                                                       -----------
                                                                                        20,094,682
                                                                                       -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.5%)
    Japan Telecom Co., Ltd.                                                      288     5,980,969
                                                                                       -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.1%)
    TDK Corp.                                                                 94,700     4,411,694
                                                                                       -----------

                 See Accompanying Notes to Financial Statements.

                                                                           NUMBER OF
                                                                             SHARES        VALUE
                                                                             ------        -----
HOUSEHOLD DURABLES (2.8%)
    Sega Corp.(1)                                                            410,700   $ 7,277,735
    Sony Corp.                                                                58,600     3,852,927
                                                                                       -----------
                                                                                        11,130,662
                                                                                       -----------
LEISURE EQUIPMENT & PRODUCTS (1.4%)
    Nintendo Co., Ltd.                                                        32,100     5,842,654
                                                                                       -----------
OFFICE ELECTRONICS (1.4%)
    Canon, Inc.                                                              143,000     5,778,909
                                                                                       -----------
REAL ESTATE (1.1%)
    Mitsui Fudosan Co., Ltd.                                                 406,000     4,375,267
                                                                                       -----------
SOFTWARE (1.3%)
    Konami Corp.                                                             111,400     5,082,493
                                                                                       -----------
WIRELESS TELECOMMUNICATIONS SERVICES (1.2%)
    NTT DoCoMo, Inc.                                                             285     4,958,883
                                                                                       -----------
    TOTAL JAPAN                                                                         75,777,700
                                                                                       -----------
MEXICO (1.0%)
MEDIA (1.0%)
    Grupo Televisa SA de CV GDR(1)                                           104,700     4,189,047
                                                                                       -----------
    TOTAL MEXICO                                                                         4,189,047
                                                                                       -----------
NETHERLANDS (5.0%)
FOOD & DRUG RETAILING (2.2%)
    Koninklijke Ahold NV                                                     281,700     8,823,694
                                                                                       -----------
HOUSEHOLD DURABLES (1.8%)
    Koninklijke (Royal) Philips Electronics NV                               270,400     7,167,234
                                                                                       -----------
MACHINERY (1.0%)
    IHC Caland NV                                                             81,890     4,124,865
                                                                                       -----------
    TOTAL NETHERLANDS                                                                   20,115,793
                                                                                       -----------
NORWAY (1.3%)
BANKS (1.3%)
    Den Norske Bank ASA                                                    1,175,020     5,097,548
                                                                                       -----------
    TOTAL NORWAY                                                                         5,097,548
                                                                                       -----------
PORTUGAL (0.2%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.2%)
    Portugal Telecom SGPS SA                                                 142,972       997,333
                                                                                       -----------
    TOTAL PORTUGAL                                                                         997,333
                                                                                       -----------
SINGAPORE (5.3%)
BANKS (3.0%)
    Overseas Union Bank, Ltd.                                              2,289,014    11,872,544
                                                                                       -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.2%)
    Flextronics International, Ltd.(1)                                       192,700     5,031,397
                                                                                       -----------

                 See Accompanying Notes to Financial Statements.

                                                                           NUMBER OF
                                                                             SHARES        VALUE
                                                                             ------        -----
MARINE (1.1%)
    Neptune Orient Lines, Ltd.(1)                                          5,895,000   $ 4,529,762
                                                                                       -----------
    TOTAL SINGAPORE                                                                     21,433,703
                                                                                       -----------
SOUTH KOREA (3.9%)
BANKS (1.8%)
    Kookmin Bank                                                             527,700     7,080,886
                                                                                       -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (1.1%)
    Korea Telecom Corp. ADR                                                  201,100     4,420,178
                                                                                       -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.0%)
    Samsung Electronics Co.                                                   26,400     3,897,716
                                                                                       -----------
    TOTAL SOUTH KOREA                                                                   15,398,780
                                                                                       -----------
SPAIN (1.2%)
ELECTRIC UTILITIES (1.2%)
    Union Electrica Fenosa SA                                                270,000     5,040,043
                                                                                       -----------
    TOTAL SPAIN                                                                          5,040,043
                                                                                       -----------
SWEDEN (3.4%)
AUTO COMPONENTS (0.9%)
    Autoliv, Inc.                                                            208,200     3,576,787
                                                                                       -----------
BANKS (1.7%)
    Nordea AB                                                              1,197,700     6,821,981
                                                                                       -----------
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.8%)
    Eniro AB                                                                 329,560     3,254,721
                                                                                       -----------
    TOTAL SWEDEN                                                                        13,653,489
                                                                                       -----------
SWITZERLAND (2.8%)
BANKS (1.7%)
    UBS AG                                                                    46,500     6,661,891
                                                                                       -----------
COMPUTERS & PERIPHERALS (0.6%)
    Logitech International SA(1)                                               7,500     2,403,539
                                                                                       -----------
PHARMACEUTICALS (0.5%)
    Roche Holding AG                                                          25,400     1,830,083
                                                                                       -----------
    TOTAL SWITZERLAND                                                                   10,895,513
                                                                                       -----------
TAIWAN (2.3%)
COMPUTERS & PERIPHERALS (1.4%)
    Asustek Computer, Inc.                                                 1,318,750     5,573,183
                                                                                       -----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS (0.9%)
    Taiwan Semiconductor Manufacturing Co.(1)                                      1             3
    United Microelectronics Corp.(1)                                       2,619,000     3,476,399
                                                                                       -----------
                                                                                         3,476,402
                                                                                       -----------
    TOTAL TAIWAN                                                                         9,049,585
                                                                                       -----------
UNITED KINGDOM (13.4%)
AEROSPACE & DEFENSE (1.5%)
    BAE Systems PLC                                                        1,244,432   $ 5,959,368
                                                                                       -----------

                See Accompanying Notes to Financial Statements.

                                                                           NUMBER OF
                                                                             SHARES        VALUE
                                                                             ------        -----
BANKS (3.0%)
    Lloyds TSB Group PLC                                                     875,824     8,764,027
    Royal Bank of Scotland Group PLC                                         156,000     3,437,997
                                                                                       -----------
                                                                                        12,202,024
                                                                                       -----------
ELECTRIC UTILITIES (0.9%)
    International Power PLC(1)                                               834,500     3,518,013
                                                                                       -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS (1.2%)
    Firstgroup PLC                                                           915,000     4,671,321
                                                                                       -----------
GAS UTILITIES (0.6%)
    BG Group PLC                                                             631,500     2,489,035
                                                                                       -----------
PHARMACEUTICALS (5.0%)
    Astrazeneca Group PLC                                                    186,400     8,685,189
    GlaxoSmithKline PLC                                                      404,093    11,366,409
                                                                                       -----------
                                                                                        20,051,598
                                                                                       -----------
WIRELESS TELECOMMUNICATIONS SERVICES (1.2%)
    Vodafone Group PLC                                                     2,205,593     4,885,600
                                                                                       -----------
    TOTAL UNITED KINGDOM                                                                53,776,959
                                                                                       -----------
TOTAL COMMON STOCKS (Cost $358,205,123)                                                350,074,477
                                                                                       -----------
PREFERRED STOCK (0.5%)
GERMANY (0.5%)
INSURANCE (0.5%)
    Marschollek, Lautenschlaeger und Partner AG (Cost $1,148,915)             19,200     2,113,034
                                                                                       -----------
RIGHTS (0.0%)
PORTUGAL (0.0%)
DIVERSIFIED TELECOMMUNICATIONS SERVICES (0.0%)
    Portugal Telecom SGPS SA (Cost $0)(1)                                    142,972        19,365
                                                                                       -----------
                                                                               PAR
                                                                              (000)
                                                                             -------
SHORT-TERM INVESTMENT (8.4%)
    State Street Bank and Trust Co. Euro Time Deposit, 3.875%, 7/2/01
    (Cost $33,557,000)                                                       $33,557    33,557,000
                                                                                       -----------
TOTAL INVESTMENTS AT VALUE (96.1%) (Cost $392,911,033)                                 385,763,876
OTHER ASSETS IN EXCESS OF LIABILITIES (3.9%)                                            15,556,830
                                                                                       -----------
NET ASSETS (100.0%)                                                                   $401,320,706
                                                                                       ===========

                            INVESTMENT ABBREVIATIONS
                        ADR = American Depository Receipt
                         GDR = Global Depository Receipt

--------------------------------------------------------------------------------
(1) Non-income producing security.
(2) Company filed for bankruptcy 4/23/01.
(3) Cost for federal income tax purposes at June 30, 2001 is $393,065,337.

              See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS TRUST - INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (Unaudited)

ASSETS
      Investments at value (Cost - $392,911,033)                                                      $385,763,876
      Cash                                                                                                     637
      Foreign currency (Cost - $331,379)                                                                   326,448
      Receivable for investments sold                                                                   11,298,336
      Receivable for fund shares sold                                                                    9,754,198
      Dividends, interest and reclaims receivable                                                          754,214
      Receivable for unrealized gain on forward currency contracts                                         639,223
      Prepaid expenses and other assets                                                                     13,316
                                                                                                      ------------
        Total Assets                                                                                   408,550,248
                                                                                                      ------------
LIABILITIES
      Advisory fee payable                                                                                 321,048
      Administrative services fee payable                                                                   32,105
      Payable for investments purchased                                                                  6,663,053
      Payable for foreign taxes withheld                                                                    15,321
      Accrued expenses payable                                                                             198,015
                                                                                                      ------------
        Total Liabilities                                                                                7,229,542
                                                                                                      ------------
NET ASSETS
      Capital stock, $0.001 par value                                                                       44,510
      Paid-in capital                                                                                  486,259,319
      Accumulated undistributed net investment income                                                      991,697
      Accumulated net realized loss from investments and foreign currency transactions                 (79,342,030)
      Net unrealized depreciation from investments and foreign currency translations                    (6,632,790)
                                                                                                      ------------
        Net Assets                                                                                    $401,320,706
                                                                                                      ============
NET ASSET VALUE
      Net assets                                                                                      $401,320,706
                                                                                                      ------------
      Shares outstanding                                                                                44,509,722
                                                                                                      ------------
      Net asset value, offering price and redemption price per share                                         $9.02
                                                                                                             =====

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS TRUST - INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME
      Dividends                                                                                       $  3,913,848
      Interest                                                                                           1,065,757
      Foreign taxes withheld                                                                              (532,504)
                                                                                                      ------------
        Total investment income                                                                          4,447,101
                                                                                                      ------------
EXPENSES
      Investment advisory fees                                                                           2,168,342
      Administrative services fees                                                                         410,612
      Custodian fees                                                                                       180,229
      Printing fees                                                                                         35,704
      Interest expense                                                                                      25,782
      Legal fees                                                                                            24,496
      Audit fees                                                                                            12,918
      Transfer agent fees                                                                                   11,327
      Insurance expense                                                                                      9,094
      Trustees fees                                                                                          2,121
      Miscellaneous fees                                                                                     6,307
                                                                                                      ------------
                                                                                                         2,886,932
      Less: Transfer Agent offsets                                                                         (10,710)
                                                                                                      ------------
        Total expenses                                                                                   2,876,222
                                                                                                      ------------
           Net investment income                                                                         1,570,879
                                                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND
  FOREIGN CURRENCY RELATED ITEMS
      Net realized loss from investments                                                               (74,172,454)
      Net realized loss from foreign currency transactions                                                (505,480)
      Net change in unrealized appreciation (depreciation) from investments                              4,139,598
      Net change in unrealized appreciation (depreciation) from foreign currency translations              507,511
                                                                                                      ------------
      Net realized and unrealized loss from investments and foreign currency related items             (70,030,825)
                                                                                                      ------------
      Net decrease in net assets resulting from operations                                            $(68,459,946)
                                                                                                      ============

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS TRUST - INTERNATIONAL EQUITY PORTFOLIO STATEMENT OF CHANGES IN NET ASSETS

                                                                                   FOR THE
                                                                                  SIX MONTHS          FOR THE
                                                                                     ENDED           YEAR ENDED
                                                                                 JUNE 30, 2001       DECEMBER 31,
                                                                                  (UNAUDITED)            2000
                                                                                ---------------    ---------------
FROM OPERATIONS
   Net investment income                                                        $     1,570,879    $     3,338,511
   Net gain (loss) from investments and foreign currency transactions               (74,677,934)        39,388,951
   Net change in unrealized appreciation (depreciation) from investments
     and foreign currency translations                                                4,647,109       (193,603,394)
                                                                                ---------------    ---------------
     Net decrease in net assets resulting from operations                           (68,459,946)      (150,875,932)
                                                                                ---------------    ---------------
FROM DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                                                       0         (3,216,225)
   Distributions from net realized gains                                                      0        (61,618,854)
   Return of capital                                                                          0           (239,657)
                                                                                ---------------    ---------------
     Net decrease in net assets from dividends and distributions                              0        (65,074,736)
                                                                                ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares                                                   1,155,792,019      2,002,834,057
   Reinvestment of dividends and distributions                                                0         65,066,500
   Net asset value of shares redeemed                                            (1,159,260,521)    (1,989,248,121)
                                                                                ---------------    ---------------
     Net increase (decrease) in net assets from capital share
       transactions                                                                  (3,468,502)        78,652,436
                                                                                ---------------    ---------------
   Net decrease in net assets                                                       (71,928,448)      (137,298,232)

NET ASSETS
   Beginning of period                                                              473,249,154        610,547,386
                                                                                ---------------    ---------------
   End of period                                                                $   401,320,706    $   473,249,154
                                                                                ===============    ===============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)                                      $       991,697    $      (579,182)
                                                                                ===============    ===============

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS TRUST - INTERNATIONAL EQUITY PORTFOLIO FINANCIAL HIGHLIGHTS
(For a Share of the Portfolio Outstanding Throughout Each Period)

                                            FOR THE SIX
                                            MONTHS ENDED                  FOR THE YEAR ENDED DECEMBER 31,
                                            JUNE 30, 2001   --------------------------------------------------------
                                             (UNAUDITED)      2000        1999        1998        1997       1996
PER-SHARE DATA
   Net asset value, beginning of period       $  10.73      $  16.70    $  10.99    $  10.49    $  11.48    $  10.65
                                              --------      --------    --------    --------    --------    --------
INVESTMENT ACTIVITIES
   Net investment income                          0.04          0.10        0.08        0.08        0.10        0.00
   Net gain (loss) on investments
     and foreign currency related items
     (both realized and unrealized)              (1.75)        (4.42)       5.78        0.48       (0.37)       1.06
                                              --------      --------    --------    --------    --------    --------
       Total from investment activities          (1.71)        (4.32)       5.86        0.56       (0.27)       1.06
                                              --------      --------    --------    --------    --------    --------
LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income           0.00         (0.08)      (0.08)      (0.05)      (0.01)      (0.06)
   Dividends in excess of net investment
     income                                       0.00          0.00       (0.07)       0.00        0.00       (0.10)
   Distributions from net realized gains          0.00         (1.56)       0.00       (0.01)       0.00       (0.06)
   Distributions in excess of net
       realized gains                             0.00          0.00        0.00        0.00       (0.71)      (0.01)
   Return of capital                              0.00         (0.01)       0.00        0.00        0.00        0.00
                                              --------      --------    --------    --------    --------    --------
          Total dividends and distributions       0.00         (1.65)      (0.15)      (0.06)      (0.72)      (0.23)
                                              --------      --------    --------    --------    --------    --------
 NET ASSET VALUE, END OF PERIOD               $   9.02      $  10.73    $  16.70    $  10.99    $  10.49    $  11.48
                                              ========      ========    ========    ========    ========    ========
       Total return                             (15.94)%(1)   (25.90)%     53.43%       5.35%      (2.26)%      9.98%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
     (000s omitted)                           $401,321      $473,249    $610,547    $360,124    $347,229    $298,218
     Ratio of expenses to average
       net assets(2)                              1.33%(3)      1.31%       1.33%       1.33%       1.36%       1.36%
     Ratio of net investment income
       to average net assets                      0.73%(3)      0.57%       0.63%       0.68%       0.66%       0.64%
     Decrease reflected in above
       operating  expense ratio due to
       waivers/reimbursements                     0.00%         0.00%       0.00%       0.00%       0.00%       0.04%
Portfolio turnover rate                          93.24%       111.58%     144.67%     105.28%      78.65%      30.82%

--------------------------------------------------------------------------------
(1) Non-annualized.
(2) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Portfolio's net expense ratio by .00%, .02%, .01%, .00%, .01% and .00% for the six months ended June 30, 2001 and for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively. The Portfolio's operating expense ratio after reflecting these arrangements were 1.33%, 1.29%, 1.32%, 1.33%, 1.35% and 1.36% for the six months ended June 30, 2001 and for each of the years ended December 31, 2000, 1999, 1998, 1997 and 1996, respectively.
(3) Annualized.

                See Accompanying Notes to Financial Statements.

CREDIT SUISSE WARBURG PINCUS TRUST - INTERNATIONAL EQUITY PORTFOLIO NOTES TO FINANCIAL STATEMENTS
June 30, 2001 (Unaudited)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Credit Suisse Warburg Pincus Trust, formerly Warburg Pincus Trust (the "Trust"), a Massachusetts business trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and currently offers seven managed investment funds of which one, the International Equity Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term capital appreciation. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan.

   A) SECURITY VALUATION -- The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange. The Portfolio's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked prices. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Trustees believes accurately reflects fair value. Debt that will mature in 60 days or less is valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Trust's intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) REPURCHASE AGREEMENTS -- Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolio, along with other Funds advised by Credit Suisse Asset Management, LLC ("CSAM"), the Portfolio's investment adviser, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Portfolio's custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   H) FORWARD CURRENCY CONTRACTS -- The Portfolio may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counter-parties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At June 30, 2001, the Portfolio had the following open forward foreign currency contracts:

                                                                                         UNREALIZED
                                                                                           FOREIGN
                           EXPIRATION  FOREIGN CURRENCY     CONTRACT       CONTRACT       EXCHANGE
FORWARD CURRENCY CONTRACT     DATE        TO BE SOLD         AMOUNT          VALUE          GAIN
-------------------------     ----        ----------         ------          -----          ----
Japanese Yen                7/11/01     1,336,000,000     $11,015,467   $(10,726,191)    $289,276
Japanese Yen                7/11/01       884,500,000       7,233,105     (7,101,285)     131,820
Japanese Yen                7/11/01     1,125,500,000       9,254,300     (9,036,173)     218,127
                                                          -----------   ------------     --------
                                                          $27,502,872   $ 26,863,649     $639,223
                                                          ===========   ============     ========

   I) OTHER -- The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation of assets, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity, market, operational and valuation risks.

   The Portfolio may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income or capital gains are earned.


NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM, which is an indirect wholly-owned U.S. subsidiary of Credit Suisse Group, serves as investment adviser for the Portfolio. For its investment advisory services, CSAM receives a fee from the Portfolio at an annual rate of 1.00% of the Portfolio's average daily net assets. For the six months ended June 30, 2001, investment advisory fees earned were $2,168,342.

   Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of PNC Financial Services Group, Inc., serve as co-administrators to the Portfolio. For its administrative services, CSAMSI currently receives a fee calculated at an annual rate of .10% of the Portfolio's average daily net assets. For the six months ended June 30, 2001, administrative services fees earned by CSAMSI were $216,834.

   For its administrative services through February 4, 2001, PFPC received a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

            AVERAGE DAILY NET ASSETS                    ANNUAL RATE
            ------------------------                    -----------
            First $500 million               .11% of average daily net assets
            Next $1 billion                  .09% of average daily net assets
            Over $1.5 billion                .07% of average daily net assets

   Effective February 5, 2001, for its administrative services, PFPC receives a fee, exclusive of out-of-pocket expenses, based on the following fee structure:

            AVERAGE DAILY NET ASSETS                    ANNUAL RATE
            ------------------------                    -----------
            First $500 million               .08% of average daily net assets
            Next $1 billion                  .07% of average daily net assets
            Over $1.5 billion                .06% of average daily net assets

   For the six months ended June 30, 2001, administrative service fees earned by PFPC (including out-of-pocket expenses) were $193,778.

   In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

   The Portfolio has an arrangement with its transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of its transfer agent expense. For the six months ended June 30, 2001, the Portfolio received credits or reimbursements of $10,710 under this arrangement.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Portfolio to provide certain financial printing services. For the six months ended June 30, 2001, Merrill was paid $17,019 for its services by the Portfolio.


NOTE 3. LINE OF CREDIT

   Through June 19, 2001, the Portfolio, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $350 million committed, unsecured, line of credit facility (the "Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust

Company as operations agent, Bank of Nova Scotia as syndication agent and certain other lenders, for temporary or emergency purposes primarily relating to unanticipated Participating Funds' share redemptions. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of .075% per annum on the entire amount of the Prior Credit Facility, which was allocated among the Participating Funds in such manner as was determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal funds rate plus
 .50%. During the period January 1, 2001 through June 19, 2001, the Portfolio had the following borrowings under the Prior Credit Facility:

                                                      MAXIMUM           LOAN
            AVERAGE DAILY            INTEREST       DAILY LOAN       OUTSTANDING
            LOAN BALANCE              RATE %        OUTSTANDING      AT 06/19/01
            ------------              ------        -----------      -----------
              $317,652                  6.24%       $27,115,000          $0

   Effective June 20, 2001, the Participating Funds, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $200 million committed, unsecured, line of credit facility (the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders, for the same purposes as the Prior Credit Facility. Under the terms of the New Credit Facility, the New Participating Funds pay an aggregate commitment fee at a rate of .10% per annum on the average unused amount of the New Prior Credit Facility, which is allocated among the New Participating Funds in such manner as was determined by the governing Boards of the New Participating Funds. The interest rate paid under the New Credit Facility is unchanged from the rate paid under the Prior Credit Facility. During the period June 20, 2001 through June 30, 2001, the portfolio had no borrowings under the New Credit Facility.

NOTE 4. PURCHASES AND SALES OF SECURITIES

   For the six months ended June 30, 2001, purchases and sales of investment securities (excluding short-term investments) were $366,587,989 and $369,247,675, respectively.

   At June 30, 2001, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was $26,656,620 and $(33,958,081), respectively.

NOTE 5. CAPITAL SHARE TRANSACTIONS

   The Portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value of $.001 per share. Transactions in shares of the Portfolio were as follows:

                                                            FOR THE SIX MONTHS ENDED     FOR THE YEAR ENDED
                                                            JUNE 30, 2001 (UNAUDITED)     DECEMBER 31, 2000
                                                            -------------------------     -----------------
Shares sold                                                        120,260,170               137,242,818
Shares issued in reinvestment of dividends and distributions                 0                 6,063,980
Shares redeemed                                                   (119,843,763)             (135,782,063)
                                                            ------------------            --------------
Net increase                                                           416,407                 7,524,735
                                                            ==================            ==============

                       CREDIT SUISSE WARBURG PINCUS FUNDS
                       ----------------------------------

                                                   CREDIT|ASSET
                                                   SUISSE|MANAGEMENT


                      P.O. BOX 9030, BOSTON, MA 02205-9030

                                  800-222-8977

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       TRIEQ-3-0601